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                                                                    Exhibit 99.2



STATEMENT UNDER OATH OF CO-PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Leonard Feinstein, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Bed Bath & Beyond Inc., and, except as corrected or supplemented in a subsequent covered report:

      - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of Bed Bath & Beyond Inc.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      - Annual Report on Form 10-K for the fiscal year ended March 2, 2002 of Bed Bath & Beyond Inc.;

      - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Bed Bath & Beyond Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      -     any amendments to any of the foregoing.


                                                       Subscribed and sworn to
/s/Leonard Feinstein                                   before me this 7th day of
-------------------------                              August, 2002
Leonard Feinstein
Co-Chairman and Co-Chief Executive Officer
(Co-Principal Executive Officer)                       /s/Arlene Wagner
                                                       -------------------------
                                                       Notary Public

August 7, 2002
                                                       My Commission Expires:
                                                       May 19, 2005
                                                       -------------------------